UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 18, 2016

PURA NATURALS, INC.
(Exact Name of Registrant as Specified in Charter)
COLORADO	000-54888	20-8496798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23101 Lake Center Drive, Suite 100 Lake Forest, CA 92630
(Address of Principal Executive Offices) (Zip Code)

(855) 326-8537
 (Registrant's telephone number, including area code)
Yummy Flies, Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 18, 2016, our board of directors dismissed Anton & Chia, LLP ("Anton"), as the independent registered public accounting firm of Yummy Flies, Inc. (the "Company").
Anton's report on the financial statements for the fiscal year ended December 31, 2015 and 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph as to a going concern.
During the fiscal the fiscal year ended December 31, 2015 and 2014, and in the subsequent interim period through November 18, 2016, the date of termination of Anton, (a) there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
We have provided a copy of the above disclosures to Anton on November 21, 2016 and requested Anton to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Anton agrees with the above disclosures. A copy of Anton's response letter is attached hereto as Exhibit 16.1.
 (b) New Independent Registered Public Accounting Firm
On November 7, 2016, our board of directors approved the engagement of MJF & Associates, APC ("MJF"), as the Company's new independent registered public accounting firm.
During the fiscal years ended December 31, 2014 and 2015, and the subsequent interim period prior to the engagement of MJF, the Company has not consulted MJF regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01   Financial Statements and Exhibits.
(d)  Exhibits.

16.1     Letter from Anton & Chia, LLP.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURA NATURALS, INC.
November 22, 2016	By: /s/ Robert Doherty Robert Doherty President and Interim Chief Executive Officer